                                                                  Exhibit 24

                               Power of Attorney



Know All Men by These Presents that I, the undersigned, do hereby constitute and appoint D. D. Fry, J. P. Cronin and E. F. Jackman, and each of them, with full power to act without the others, and with full power of substitution, my true and lawful attorney-in-fact and agent to sign on my behalf in any and all capacities the Registration Statement on Form S-8 for the registration with the United States Securities and Exchange Commission of shares of Common Stock, par value $0.01 per share, of Cytec Industries Inc., and any related plan interests, to be offered and sold from time to time pursuant to the Cytec Canada Inc. Registered Retirement Savings Plan, and any amendments and post-effective amendments to said Registration Statement.


In Witness Whereof, I have hereunto set my hand this 26th day of January, 1998.




                                                       /s/ F. W. Armstrong
                                                       -------------------------
                                                       F. W. Armstrong

                                                                    Exhibit 24

                               Power of Attorney



Know All Men by These Presents that I, the undersigned, do hereby constitute and appoint D. D. Fry, J. P. Cronin and E. F. Jackman, and each of them, with full power to act without the others, and with full power of substitution, my true and lawful attorney-in-fact and agent to sign on my behalf in any and all capacities the Registration Statement on Form S-8 for the registration with the United States Securities and Exchange Commission of shares of Common Stock, par value $0.01 per share, of Cytec Industries Inc., and any related plan interests, to be offered and sold from time to time pursuant to the Cytec Canada Inc. Registered Retirement Savings Plan, and any amendments and post-effective amendments to said Registration Statement.

In Witness Whereof, I have hereunto set my hand this 26th day of January, 1998.




                                                       /s/ G. A. Burns
                                                       -------------------------
                                                       G. A. Burns

                                                                 Exhibit 24

                               Power of Attorney



Know All Men by These Presents that I, the undersigned, do hereby constitute and appoint D. D. Fry, J. P. Cronin and E. F. Jackman, and each of them, with full power to act without the others, and with full power of substitution, my true and lawful attorney-in-fact and agent to sign on my behalf in any and all capacities the Registration Statement on Form S-8 for the registration with the United States Securities and Exchange Commission of shares of Common Stock, par value $0.01 per share, of Cytec Industries Inc., and any related plan interests, to be offered and sold from time to time pursuant to the Cytec Canada Inc. Registered Retirement Savings Plan, and any amendments and post-effective amendments to said Registration Statement.


In Witness Whereof, I have hereunto set my hand this 26th day of January, 1998.




                                                       /s/ L. L. Hoynes, Jr.
                                                       -------------------------
                                                       L. L. Hoynes, Jr.

                                                                  Exhibit 24

                               Power of Attorney



Know All Men by These Presents that I, the undersigned, do hereby constitute and appoint D. D. Fry, J. P. Cronin and E. F. Jackman, and each of them, with full power to act without the others, and with full power of substitution, my true and lawful attorney-in-fact and agent to sign on my behalf in any and all capacities the Registration Statement on Form S-8 for the registration with the United States Securities and Exchange Commission of shares of Common Stock, par value $0.01 per share, of Cytec Industries Inc., and any related plan interests, to be offered and sold from time to time pursuant to the Cytec Canada Inc. Registered Retirement Savings Plan, and any amendments and post-effective amendments to said Registration Statement.


In Witness Whereof, I have hereunto set my hand this 26th day of January, 1998.




                                                       /s/ D. Lilley
                                                       -------------------------
                                                       D. Lilley

                                                                     Exhibit 24

                               Power of Attorney



Know All Men by These Presents that I, the undersigned, do hereby constitute and appoint D. D. Fry, J. P. Cronin and E. F. Jackman, and each of them, with full power to act without the others, and with full power of substitution, my true and lawful attorney-in-fact and agent to sign on my behalf in any and all capacities the Registration Statement on Form S-8 for the registration with the United States Securities and Exchange Commission of shares of Common Stock, par value $0.01 per share, of Cytec Industries Inc., and any related plan interests, to be offered and sold from time to time pursuant to the Cytec Canada Inc. Registered Retirement Savings Plan, and any amendments and post-effective amendments to said Registration Statement.


In Witness Whereof, I have hereunto set my hand this 26th day of January, 1998.




                                                       /s/ W. P. Powell
                                                       ------------------------
                                                       W. P. Powell

                                                                    Exhibit 24

                               Power of Attorney



Know All Men by These Presents that I, the undersigned, do hereby constitute and appoint D. D. Fry, J. P. Cronin and E. F. Jackman, and each of them, with full power to act without the others, and with full power of substitution, my true and lawful attorney-in-fact and agent to sign on my behalf in any and all capacities the Registration Statement on Form S-8 for the registration with the United States Securities and Exchange Commission of shares of Common Stock, par value $0.01 per share, of Cytec Industries Inc., and any related plan interests, to be offered and sold from time to time pursuant to the Cytec Canada Inc. Registered Retirement Savings Plan, and any amendments and post-effective amendments to said Registration Statement.


In Witness Whereof, I have hereunto set my hand this 26th day of January, 1998.




                                                       /s/ J. R. Satrum
                                                       -------------------------
                                                       J. R. Satrum




                                    - 18 -